EXHIBIT 99.1

Virpax Pharmaceuticals, Inc. Announces Pricing of $5.0 Million Public Offering of Common Stock and Pre-Funded Warrants

BERWYN, PA – November 13, 2024 – Virpax Pharmaceuticals, Inc. (Nasdaq: VRPX) (“Virpax” or the “Company”), a preclinical-stage pharmaceutical company focused in novel and proprietary drug delivery systems across various pain indications, announced today the pricing of its public offering of $5.0 million of shares of the Company’s common stock, par value 0.00001 per share, and/or pre-funded warrants to purchase shares of common stock at a public offering price of $0.50 per share (minus $0.00001 per pre-funded warrant). The Company intends to use the proceeds of the offering to fund the Company’s ongoing activities, in connection with its planned investigational new drug (IND) filing for its proprietary patented injectable “local anesthetic” liposomal technology for post operative pain management (ProbudurTM), as well as for working capital and other general corporate purposes.

Spartan Capital Securities, LLC is acting as the exclusive placement agent in connection with the offering.

The offering is expected to close on November 14, 2024, subject to customary closing conditions. The offering is being conducted pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-281080), initially filed with the Securities and Exchange Commission (the “SEC”) on July 29, 2024, as amended on August 13, 2024, October 18, 2024, October 28, 2024, and November 7, 2024, and subsequently declared effective by the SEC on November 12, 2024. The offering is being made only by means of a prospectus. A final prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at https://www.sec.gov/. Copies of the final prospectus relating to this offering, when available, may be obtained from Spartan Capital Securities, LLC, at 45 Broadway, 19th Floor, New York, NY 10006.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Virpax

Virpax Pharmaceuticals, Inc. is a preclinical-stage pharmaceutical company focused on developing novel and proprietary drug delivery systems across various pain indications in order to enhance compliance and optimize each product candidate in our pipeline. Our drug-delivery systems and drug-releasing technologies being developed are focused on advancing non-opioid and non-addictive pain management treatments and treatments for central nervous system disorders to enhance patients’ quality of life. For more information, please visit https://www.virpaxpharma.com.

Virpax’s shares of common stock trade on the Nasdaq Capital Market under the symbol “VRPX”.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to the risk factors contained in the Company’s filings with the U.S. Securities and Exchange Commission, which are available for review at www.sec.gov. Forward-looking statements speak only as of the date they are made. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect the Company. If a change to the events and circumstances reflected in the Company’s forward-looking statements occurs, the Company’s business, financial condition and operating results may vary materially from those expressed in the Company’s forward-looking statements.

Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

For further information, please contact:

Investor Contact

info@virpaxpharma.com